CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Mutual Funds of our reports dated December 17, 2024 and February 18, 2025, relating to the financial statements and financial highlights of the funds indicated in Appendix I, which appear in Thrivent Mutual Fund’s Certified Shareholder Reports on Form N-CSR for the periods listed in Appendix I. We also consent to the references to us under the headings “Financial Statements”, “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Minneapolis, Minnesota

February 26, 2025

Appendix I

Fund	Period	Report Date
Thrivent Mutual Funds
Thrivent Aggressive Allocation Fund	Year ended 10/31/2024	12/17/2024
Thrivent Conservative Allocation Fund (Formerly Thrivent Diversified Income Plus Fund)	Year ended 10/31/2024	12/17/2024
Thrivent Dynamic Allocation Fund (Formerly Thrivent Balanced Income Plus Fund)	Year ended 12/31/2024	2/18/2025
Thrivent Global Stock Fund	Year ended 10/31/2024	12/17/2024
Thrivent Government Bond Fund	Year ended 10/31/2024	12/17/2024
Thrivent High Income Municipal Bond Fund	Year ended 10/31/2024	12/17/2024
Thrivent High Yield Fund	Year ended 10/31/2024	12/17/2024
Thrivent Income Fund	Year ended 10/31/2024	12/17/2024
Thrivent International Equity Fund (Formerly Thrivent International Allocation Fund)	Year ended 10/31/2024	12/17/2024
Thrivent Large Cap Growth Fund	Year ended 10/31/2024	12/17/2024
Thrivent Large Cap Value Fund	Year ended 10/31/2024	12/17/2024
Thrivent Mid Cap Growth Fund	Year ended 10/31/2024	12/17/2024
Thrivent Mid Cap Stock Fund	Year ended 10/31/2024	12/17/2024
Thrivent Mid Cap Value Fund	Year ended 10/31/2024	12/17/2024
Thrivent Moderate Allocation Fund	Year ended 10/31/2024	12/17/2024
Thrivent Moderately Aggressive Allocation Fund	Year ended 10/31/2024	12/17/2024
Thrivent Moderately Conservative Allocation Fund	Year ended 10/31/2024	12/17/2024
Thrivent Money Market Fund	Year ended 10/31/2024	12/17/2024
Thrivent Multisector Bond Fund (Formerly Thrivent Opportunity Income Plus Fund)	Year ended 10/31/2024	12/17/2024
Thrivent Municipal Bond Fund	Year ended 10/31/2024	12/17/2024
Thrivent Short-Term Bond Fund (Formerly Thrivent Limited Maturity Bond Fund)	Year ended 10/31/2024	12/17/2024
Thrivent Small Cap Growth Fund	Year ended 10/31/2024	12/17/2024
Thrivent Small Cap Stock Fund	Year ended 10/31/2024	12/17/2024

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